Amended Annex A

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management
                                                                   Annual Rate
Goldman Sachs Government Income Fund                                  0.65
Goldman Sachs Municipal Income Fund                                   0.55
Goldman Sachs High Yield Fund                                         0.70
Goldman Sachs High Yield Municipal Fund8                              0.55
Goldman Sachs Enhanced Cash Fund9                                     0.25
Goldman Sachs Balanced Fund                                           0.65
Goldman Sachs Growth and Income Fund                                  0.70
Goldman Sachs CORE Large Cap Value Fund4                              0.60
Goldman Sachs CORE Large Cap Growth Fund                              0.75
Goldman Sachs CORE Small Cap Equity Fund1                             1.00
Goldman Sachs CORE International Equity Fund1                         1.00
Goldman Sachs CORE Tax Managed Equity Fund7                           0.75
Goldman Sachs Mid Cap Value Fund                                      0.75
Goldman Sachs Small Cap Value Fund                                    1.00
Goldman Sachs Real Estate Securities Fund1                            1.00
Goldman Sachs Strategic Growth Fund5                                  1.00
Goldman Sachs Growth Opportunities Fund5                              1.00
Goldman Sachs Internet Tollkeeper Fund6                               1.00
Goldman Sachs Large Cap Value Fund8                                   0.75
Goldman Sachs Research Select Fund9                                   1.00
Goldman Sachs-Financial Square Prime Obligations Fund                 0.205
Goldman Sachs-Financial Square Money Market Fund                      0.205
Goldman Sachs-Financial Square Treasury Obligations Fund              0.205
Goldman Sachs-Financial Square Treasury Instruments Fund              0.205
Goldman Sachs-Financial Square Government Fund                        0.205
Goldman Sachs-Financial Square Federal Fund                           0.205
Goldman Sachs-Financial Square Tax-Free Money Market Fund             0.205

Goldman Sachs Funds Management L.P.

Goldman Sachs CORE U.S. Equity Fund                                   0.75
Goldman Sachs Capital Growth Fund                                     1.00

Goldman Sachs Asset Management International

Goldman Sachs Global Income Fund                                      0.90
Goldman Sachs International Equity Fund                               1.00
Goldman Sachs Emerging Markets Equity Fund                            1.20
Goldman Sachs Asia Growth Fund                                        1.00
Goldman Sachs International Small Cap Fund2                           1.20
Goldman Sachs Japanese Equity Fund2                                   1.00
Goldman Sachs European Equity Fund3                                   1.00

1 Please note that the CORE Small Cap Equity Fund, CORE International
Equity Fund and Real Estate Securities Fund were approved at the
July 21, 1997 Goldman Sachs Trust Board Meeting.
2 Please note that the International Small Cap Fund and Japanese Equity
Fund were approved at the April 23, 1998 Goldman Sachs Trust Board Meeting.
3 Please note that the European Equity Fund was approved at the
July 22, 1998 Goldman Sachs Trust Board Meeting.
4  Please note that the CORE Large Cap Value Fund was approved at the
November 3, 1998 Goldman Sachs Trust Board Meeting.
5  Please note that the Strategic Growth Fund and Growth Opportunities Fund were approved at the April 28, 1999 Goldman Sachs Trust Board Meeting.
6  Please note that the Internet Tollkeeper Fund was approved at the
July 27, 1999 Goldman Sachs Trust Board Meeting.
7  Please note that the Large Cap Value Fund was approved at the
October 26, 1999 Goldman Sachs Trust Board Meeting.
8 Please note that the High Yield Municipal Fund and the CORE Tax-Managed Equity Fund were approved at the February 3, 2000 Goldman Sachs Trust
Board Meeting.
9   Please not that the Goldman Sachs Research Select Fund and Goldman
Sachs Enhanced Cash Fund were approved at the April 26, 2000 Goldman Sachs Trust Board Meeting.